EXHIBIT 10.1

                                                      EXECUTION COPY


                                 AMENDMENT NO. 2
                                       TO
               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

            AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("AMENDMENT"), dated as of July 28, 2000, is among KMC TELECOM INC., a Delaware corporation ("KMC"), KMC TELECOM II, INC., a Delaware corporation ("KMC II"), KMC TELECOM III, INC., a Delaware corporation ("KMC III"), KMC TELECOM OF VIRGINIA, INC., a Virginia public service company ("KMC VIRGINIA"), KMC TELECOM LEASING I LLC, a Delaware limited liability company ("LEASING I"), KMC TELECOM LEASING II LLC, a Delaware limited liability company ("LEASING II"), KMC TELECOM LEASING III LLC, a Delaware limited liability company ("LEASING III"), KMC TELECOM.COM, INC., a Delaware corporation ("TELECOM.COM"); KMC III SERVICES LLC, a Delaware limited liability company ("SERVICES"; KMC, KMC II, KMC III, KMC Virginia, Leasing I , Leasing II, Leasing III, Telecom.com and Services being hereinafter collectively referred to hereinafter as the "BORROWERS"), the "Lenders" party hereto, FIRST UNION NATIONAL BANK, as administrative agent for the Lenders (the "AGENT") and CIT LENDING SERVICES CORPORATION (f/k/a NEWCOURT COMMERCIAL FINANCE CORPORATION), as collateral agent for the Lenders (the "COLLATERAL AGENT"; the Agent together with the Collateral Agent being referred to as the "AGENTS").

            WHEREAS, the Borrowers, the Agents and the Lenders are parties to that certain Amended and Restated Loan and Security Agreement dated as of February 15, 2000, as amended by Amendment No. 1 thereto dated as of March 28, 2000 (as so amended, the "LOAN AGREEMENT"; undefined capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement), pursuant to which the Lenders have agreed to make certain "Loans" and other financial accommodations to the Borrowers;

            WHEREAS, pursuant to an equity closing on June 30, 2000, KMC Telecom Holdings, Inc. ("KMC HOLDINGS") raised $150,000,000 for contribution to the Borrowers as cash equity, thereby reducing the unfunded portion of the minimum Required Contribution to $35,000,000;

            WHEREAS, the Borrowers have requested that the Agents and the Lenders amend the Loan Agreement in the manner set forth herein, and the Agents and the Lenders have agreed to such request;

             NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agents and the Lenders agree as follows:


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            1.    AMENDMENT TO THE LOAN AGREEMENT. Effective as of the date
first above written and subject to the satisfaction of the conditions set forth in SECTION 2 below, the Loan Agreement shall be and hereby is amended as follows:

            1.1 SECTION 1.02 is hereby amended to delete the definition of "REQUIRED CONTRIBUTION" in its entirety and to substitute therefor the following definition:

                  "REQUIRED  CONTRIBUTION" shall mean cash capital contributions to the Borrowers from KMC Holdings in such amount as is necessary to fully fund the Milestone Plan, but in any event at least $35,000,000.

            1.2 SECTION 5.18 is hereby deleted in its entirety and the following language is substituted therefor:

                  "SECTION 5.18. REQUIRED CONTRIBUTION. The Borrowers shall
            obtain the Required Contribution on or prior to August 31, 2001."

            1.3 CLAUSE (II) of SECTION 6.08(7) is hereby deleted in its entirety and the following new CLAUSE (II) is substituted therefor:

             "(ii)  that,  if  such  acquisition  is  made  after  the  Required
             Contribution has been obtained or after August 31, 2001, the Milestone Plan remains fully funded and that, if such acquisition is made before the Required Contribution has been obtained, the acquisition does not result in the Milestone Plan becoming less fully funded than it was prior to giving effect to such acquisition;"

            1.4 CLAUSE (D) of SECTION 7.01 is hereby deleted in its entirety and the following new CLAUSE (D) shall be substituted therefor:

                  (d) CAPITAL EXPENDITURES. As of the last day of each fiscal quarter, the Borrowers shall not permit capital expenditures on a combined, cumulative basis beginning on the Closing Date to exceed the amount projected for each such date in the Milestone Plan by more than (x) $75,000,000 for the last two fiscal quarters of 2000 and for each fiscal quarter of 2001 and (y) $25,000,000 for any other fiscal quarter thereafter, which amount is set forth in ITEM 4 on ANNEX B attached hereto, unless any such excess is funded with cash capital contributions or Qualified Intercompany Loans from KMC Holdings that are not part of the Required Contribution.

            2. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above written, if, and only if, the Agents have received on or prior to the date hereof:

            (a) duly executed originals of this Amendment from the Borrowers, the Requisite Lenders and the Agents,

            (b) duly executed originals of Amendment No. 3 to the KMC Holdings Guaranty, dated as of the date hereof, between KMC Holdings and the Collateral Agent (the "GUARANTY AMENDMENT"), and


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


            (c) evidence that KMC Holdings shall have contributed $150,000,000 to the Borrowers as cash equity.

            3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. The Borrowers hereby represent and warrant as follows:

            (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

            (b) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all representations and warranties made in the Loan Agreement, and to the extent the same are not amended hereby, agree that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

            (c) As of the date hereof, and after giving effect to this Amendment, each Borrower shall be in compliance with all the terms and provisions set forth in the Loan Agreement, as amended hereby, on its part to be observed or performed, and no Event of Default or Default shall have occurred and be continuing.

            4.    REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

            (a) Upon the effectiveness of SECTION 1 hereof, on and after the date hereof, each reference in the Loan Agreement to "this Loan Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement shall mean and be a reference to the Loan Agreement as modified hereby.

            (b) The Loan Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

            5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE LOAN AGREEMENT AND THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.


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


            6. PARAGRAPH HEADINGS. The paragraph headings contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties thereto.

            7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            8. LENDERS' CONSENT TO GUARANTY AMENDMENT. By its execution below, each Lender signatory hereto hereby (a) confirms that a copy of the proposed Guaranty Amendment has been furnished to such Lender for review and
(b) authorizes and directs the Collateral Agent to execute and deliver such Guaranty Amendment on its behalf.



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




            IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

             THE BORROWERS:


                                    KMC TELECOM INC.

                                    KMC TELECOM II, INC.

                                    KMC TELECOM III, INC.

                                    KMC TELECOM OF VIRGINIA, INC.

                                    KMC TELECOM.COM, INC.

                                    In each case:

                                    By:/S/ WILLIAM H. STEWART
                                       ----------------------
                                    Name:
                                    Title: CFO

                                    KMC TELECOM LEASING I LLC
                                    By:  KMC TELECOM INC., as its Sole Member

                                    By:/S/ WILLIAM H. STEWART
                                       -----------------------
                                    Name:
                                    Title: CFO

                                    KMC TELECOM LEASING II LLC
                                    By:  KMC TELECOM INC., as its Sole Member

                                    By:/S/ WILLIAM H. STEWART
                                       -----------------------
                                    Name:
                                    Title: CFO

                                    KMC TELECOM LEASING III LLC

                                    KMC III SERVICES LLC

                                    In each case:

                                    By: KMC TELECOM III, INC., as its Sole
                                    Member

                                    By:/S/ WILLIAM H. STEWART
                                       -----------------------
                                    Name:
                                    Title: CFO

                                    FIRST UNION NATIONAL BANK, as the Agent
                                    and as a Lender

                                    By:/S/ MARK L. COOK
                                       ----------------
                                    Name: Mark L. Cook
                                    Title:  Senior Vice President

                                    CIT  LENDING  SERVICES   CORPORATION
                                    (f/k/a NEWCOURT COMMERCIAL FINANCE
                                    CORPORATION), as the Collateral Agent and as a Lender

                                    By:/S/ MICHAEL V. MONAHAN
                                       ----------------------
                                    Name: Michael V. Monahan
                                    Title: Vice President

                                    CANADIAN IMPERIAL BANK OF COMMERCE, as a
                                     Lender

                                    By:---------------------------------------
                                    Name:
                                    Title:

                                    GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

                                    By:/S/ BRIAN P. WARD
                                       -----------------
                                    Name:  Brian P. Ward
                                    Title:  Manager - Operations

                                    LUCENT TECHNOLOGIES INC., as a Lender

                                    By: /S/ DINA FEDE
                                        -------------
                                    Name: Dina Fede
                                    Title:  Director - NA Customer Finance

                                    CREDIT SUISSE FIRST BOSTON, as a Lender

                                    By:---------------------------------------
                                    Name:
                                    Title:

                                    DRESDNER BANK AG NEW YORK AND GRAND
                                    CAYMAN BRANCHES, as a Lender

                                    By:/S/ CONSTANCE LOOSEMORE
                                       -----------------------
                                    Name: Constance Loosemore
                                    Title:  Assistant Vice President

                                    By:/S/ LAURA G. FAZIO
                                       ------------------
                                    Name: Laura G. Fazio
                                    Title: First Vice President

                                    MORGAN STANLEY SENIOR FUNDING, INC.,
                                    as a Lender

                                    By:---------------------------------------
                                    Name:
                                    Title:

                                    By:---------------------------------------
                                    Name:
                                    Title:

                                    MORGAN STANLEY DEAN WITTER PRIME INCOME
                                    TRUST, as a Lender

                                    By:---------------------------------------
                                    Name:
                                    Title:

                                    UNION BANK OF CALIFORNIA, N.A., as a
                                     Lender

                                    By:---------------------------------------
                                    Name:
                                    Title:

                                    KEYPORT LIFE INSURANCE COMPANY, as a
                                     Lender

                                    By:/S/ JAMES R. FELLOWS
                                       --------------------
                                    Name:  James R. Fellows
                                    Title: Sr. Vice President & Portfolio
                                           Manager

                                    STEIN ROE FLOATING RATE LIMITED LIABILITY
                                    COMPANY, as a Lender

                                    By:/S/ JAMES R. FELLOWS
                                       --------------------
                                    Name:  James R. Fellows
                                    Title: Senior Vice President

                                    IBM CREDIT CORPORATION, as a Lender

                                    By:/S/ THOMAS S. CURCIO
                                       --------------------
                                    Name:  Thomas S. Curcio
                                    Title: Manager of Credit